A NASDAQ Traded Company - Symbol HBNC Investor Presentation A NASDAQ Traded Company - Symbol HBNC Exhibit 99.1

Forward-Looking Statements This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in the presentation materials should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission (the “SEC”), including those described in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and other subsequent filings with the SEC. Further, statements about the effects of the COVID-19 pandemic on our business, operations, financial performance, and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable, and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties, and us. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Non-GAAP Measures Certain non-GAAP financial measures are presented herein. Horizon believes they are useful to investors and provide a greater understanding of Horizon’s business without giving effect to non-recurring costs and non-core items. For each non-GAAP financial measure, we have presented comparable GAAP measures and reconciliations of the non-GAAP measures to those GAAP measures in the Appendix to this presentation. Please see slides 36-45. Additional Information and Where to Find It This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the subordinated notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering of the subordinated notes is being made pursuant to a shelf registration statement (File No. 333-222624) (including base prospectus), declared effective by the SEC on February 1, 2018. Horizon has filed or will file a preliminary prospectus supplement (which is subject to completion) with the SEC for the offering of the subordinated notes. Before you invest, you should read the base prospectus, the preliminary prospectus supplement and any other documents that Horizon has filed with the SEC for more information about Horizon and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you may request copies of the prospectus and the preliminary prospectus supplement by calling Keefe, Bruyette & Woods, A Stifel Company, toll-free at 1-800-966-1559. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of Horizon or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Important Information

A rating is not a recommendation to buy, sell, or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating. Preliminary Term Sheet Issuer Security Offered Security Rating(1) Structure Term Call Date Use of Proceeds Sole Bookrunner Horizon Bancorp, Inc. (NASDAQ: HBNC) Holding Company Subordinated Debt Due 2030 BBB- by Kroll Bond Rating Agency Fixed-to-Floating Rate 10 Years 5 Years General Corporate Purposes Keefe, Bruyette & Woods, A Stifel Company Issuance Type SEC Registered

Corporate Overview

Seasoned Management Team 31 Years of Banking & Public Accounting Experience 11 Years with Horizon as CFO Executive Vice President of Horizon Previous position held at Horizon includes Chief Investment and Asset Liability Manager 35 Years of Banking Experience 2 Years as Chief Commercial Banking Officer Previous positions held at Horizon include Regional Market President for Michigan and Northeast Indiana; Chair of the Regional Loan Committee; Market President for Kalamazoo, Michigan 41 Years of Banking Experience 21 Years as President or CEO of Bank Previous positions held include Senior Credit Officer, Senior Commercial Loan officer; Branch Manager, & Human Resources Director 42 Years of Banking Experience 2 Years as President 19 Years as Senior Mortgage and Retail credit officer Previous positions held at Horizon include Senior Vice President Mortgage Warehouse Lending, Executive Vice President Craig M. Dwight Chairman & CEO James D. "Jim" Neff President Dennis J. Kuhn EVP & Chief Commercial Banking Officer Mark E. Secor Executive VP & CFO 30 Years of Banking and Operational Experience 19 Years as Senior Bank Operations Officer Previous positions held at Horizon include Senior Bank Operations Officer, Vice President of Credit Administration and Bank Operations Kathie A. DeRuiter EVP & Senior Operations Officer 28 Years of Corporate Legal Experience and 9 years of General Counsel Experience 3 Years as SVP and General Counsel Previous position held at Horizon includes Vice President Todd A. Etzler SVP , Corporate Secretary & General Counsel Seasoned Leadership Executive team has collectively >200 total years’ banking experience Horizon’s middle mgmt. team on average has >25 years of banking experience Horizon’s employees understand the value of work 14 mergers and 11 organic expansions completed in last 16 years

BRANCHES LOAN PRODUCTION OFFICE Diversified & Attractive Footprint $5.4B of Assets $3.7B of Loans $3.9B of Deposits Key Highlights (Q1 ‘20) 0.89% GAAP ROA 0.85% Adj. ROA(1) 1.62% Adj. PTPP ROA(1) 58.8% Eff. Ratio(1) 3.56% NIM Multiple Revenue Streams Diversifies Risk Retail Banking Business Banking Mortgage Banking Wealth Management Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles Headquartered in Michigan City, Indiana 75 Locations (Indiana and Michigan) Approximately 800 FTEs $432 million market capitalization (3/31/20) NASDAQ: HBNC Note: Total loan figures for Indiana and Michigan do not include Mortgage Warehouse. 3/31/20 Loans: $2.1 Billion 3/31/20 Loans: $1.3 Billion (1) Footnote Index included in Appendix (see slides 36, 39 & 43 for non-GAAP reconciliation)

A History of Profitable Growth

Extensive and Diligent M&A Expertise Supplements Organic Growth

HORIZON BANK

11 Organic Expansions

14 M&A

2002 - 2007

Organic
- ✓ St. Joseph, MI
- ✓ South Bend, IN
- ✓ Elkhart, IN
- ✓ Merrillville, IN

M&A
- ✓ Anchor Mortgage
- ✓ Alliance Financial

2008 - 2013

Organic
- ✓ Kalamazoo, MI
- ✓ Indianapolis, IN

M&A
- ✓ American Trust
- ✓ Heartland Bancshares

2014 - 2019

Organic
- ✓ Carmel, IN
- ✓ Ft. Wayne, IN
- ✓ Grand Rapids, MI
- ✓ Columbus, OH(1)
- ✓ Noblesville, IN
- ✓ Holland, MI

M&A
- ✓ 1st Mtg.
- ✓ Summit
- ✓ Peoples
- ✓ Farmers
- ✓ LaPorte
- ✓ CNB
- ✓ Bargersville
- ✓ Lafayette
- ✓ Wolverine
- ✓ Salin



$0.7
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$53
$67
2002
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2008
2009
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Assets ($B)
Net Income ($M)

(1) Columbus location closed February 2018.

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 7

HORIZON BANK

Attractive & Stable Midwest Markets

Top 5 Markets by Deposits

Michigan City, IN / La Porte, IN



$1.0B Deposits

9 Branches

- ✓ Significant manufacturing, healthcare, and education industries
- ✓ Over $1.5B in public and private investments since 2012

Indianapolis, IN



$573M Deposits

9 Branches

- ✓ Greater Indianapolis area exhibits strong growth
- ✓ Over $500m in new investment and 4,000 new jobs created in 2019

Northwest Indiana



$511M Deposits

10 Branches

- ✓ Double commuter track additional to the South Shore train lines
- ✓ High cost of living in Chicago

Southwest Michigan*



$341M Deposits

10 Branches

- ✓ Similar culture and economic base to legacy markets in Northern Indiana
- ✓ Grand Rapids one of the most attractive markets in the Midwest

Lafayette, IN



$293M Deposits

7 Branches

- ✓ Purdue University collaborates with contiguous cities of Lafayette and West Lafayette
- ✓ Subaru expanding facilities

	Michigan City, IN / La Porte, IN	Indianapolis, IN	Northwest Indiana	Southwest Michigan*	Lafayette, IN
Median HHI	$53,255	$65,306	$74,285	$58,856	$59,404
'20 - '25 HHI Growth	6.8%	11.2%	11.5%	11.8%	10.9%
'20 - '25 Pop. Growth	0.12%	3.81%	0.08%	1.02%	3.86%

Source: S&P Global Market Intelligence. Note: Core market demographics reflect MSA data.

*Southwest Michigan defined as the MSAs of Niles, Grand Rapids-Kentwood and Kalamazoo-Portage. Demographic data weighted by HBNC deposits.

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 8

Employees Consumers Businesses Communities Safety and well being of employees & families is our first priority Implemented pandemic plan in March after completing test run in February 2020 Lobby access by appointment only – all offices are open 42% of our employees working remotely Social distancing measures implemented for employees reporting to an office Increased PTO / sick time benefits Preparing to reopen with safety of our employees & customers top of mind (Plexiglass, masks, gloves, social distancing) All offices remain open by appointment only Installed nine additional Interactive Teller Machines (ITMs) staffed by Remote Video Tellers Opened fourth call center location Payment Relief: Approximately $60 million in consumer & mortgage loans with payment extensions Continue to provide new loans to qualified applicants Providing mortgage loan education programs Providing additional financial assistance in the form of fee waivers, freeze on all debt collection activities All offices remain open by appointment only Preferred SBA Lender: Active Participant in all SBA loan programs (PPP, 7a, Express & 504) Payment Relief Programs: Approximately $469 million in commercial loans with payment extensions Processed and received approval for more than 2,250 PPP loans (Rounds One and Two), funding over $300 million Continue to provide new loans to qualified applicants Increased volunteerism in support of local not-for-profit entities Contributed over $270,000 to COVID-19 related not-for-profit efforts (local food banks, United Way, housing) Participating in community conference calls related to COVID-19 Partnered with local neighborhood housing partnerships to provide funding for low to moderate income families Partnered with local Certified Development Corporations to provide capital to small businesses COVID-19 Response Supporting Employees, Customers & Communities Note: Modification and PPP data as of May 31, 2020

Payment Deferrals as of May 31, 2020 * All other consists of sold mortgage loans and indirect loans not allocated to the sales offices.

Payroll Protection Program Through May 31, 2020 Leveraging the CARES Act to provide additional support to small businesses and their employees PPP loans totaled more than $300 million through May 31, 2020 Average loan size less than $135,000 As of 5/31/20, we have recorded approximately $11.1 million as a receivable from the SBA. These fees will be earned over the life of the loan ~80% of PPP loans in amounts ≤ $150,000

Financial Highlights

Solid Track Record of Consistent Growth & Profitability (1) Footnote Index included in Appendix (see slide 37 for non-GAAP reconciliation). All per share figures adjusted for 3:2 stock split in 2018.

Strong Core Earnings Power $000s $000s Footnote Index included in Appendix (see slides 36, 38-40 for non-GAAP reconciliation)

Stable Net Interest Margin Footnote Index included in Appendix (see slides 40 & 44 for non-GAAP reconciliation) Source: S&P Global Market Intelligence. (1) (1) (2)

Diverse Sources of Revenue $000s $000s Mortgage Contribution Q1 ‘20 Non-interest Income Breakout $12.1M Q1 ‘20 Highlights $ in 000s Diverse sources of non-interest income – representing 22.8% of total revenue Continued strong mortgage contribution Mortgage banking (MRQ): Gain on sale of mortgage loans reflects ~29% of non-interest income 47% purchase / 53% refi

Focus on Expense Control Efficiency Ratio(1) Non-interest Expense Breakout ($M) Highlights Remain focused on expense control and driving positive operating leverage Continue to rationalize retail locations as customers expand use of technology Closing 2 branches in 2020 Closed 11 branches in 2019 Closed 12 branches from 2008 to 2018 Leverage investments in technology to enhance customer experience (1) Footnote Index included in Appendix (see slide 43 for non-GAAP reconciliation)

Strong Core Funding Deposit Re-Pricing Opportunities Quick and decisive action to reprice deposits began immediately after the Fed’s interest rate cuts in March, making Horizon Bank one of the first in our markets to lower rates Account and deposit retention data very strong to date Interest rate repricing on deposits moving close to their floors Average Cost(1) Average Deposits ($000s) 1Q 2020 Average Balances March 2020 (MTD) 1Q 2020 (QTD) Dec. 2019 (MTD) Non-interest bearing $717,257 0.00% 0.00% 0.00% Interest bearing $ 2,268,374 0.38% 0.53% 0.61% Time Deposits (CDs) $956,949 1.91% 1.99% 2.06% Total Deposits $ 3,942,580 0.67% 0.79% 0.85% (1) Footnote Index included in Appendix (see slide 45 for non-GAAP reconciliation)

Ample Sources of Liquidity Improved and strong liquidity position and borrowing capacity as of 3/31/20 Pledging majority of municipal securities and PPP loans to the FRB for immediate available liquidity $1.1 billion securities portfolio consistently managed for liquidity rather than return. As of 3/31/20: Book yield 3.00% Effective duration 4.4 years 3/31/20 securities / total assets of 20.6% versus peer median of 15.1% Ample sources of liquidity at the holding company including ~$66.9 million of unencumbered cash (as of 4/30/20) Securities Portfolio at March 31, 2020 $1.1B

Well Prepared to Implement CECL CECL Adoption ($000s, unaudited) 12/31/19 Impact Day One 1/1/20 NCOs Recoveries Reserve Build 3/31/20 Commercial $ 11,996 $ 13,618 $ 25,614 $ 20 $ 6,916 $ 32,550 Retail Mortgage 923 4,048 4,971 (17) 700 5,654 Warehousing 1,077 - 1,077 - (22) 1,055 Consumer 3,671 4,911 8,582 (407) 1,006 9,181 Allowance for Credit Losses $ 17,667 $ 22,577 $ 40,244 $ (404) $ 8,600 $ 48,440 ACL/Total Loans 0.49% 1.10% 1.30% Acquired Loan Discount $ 20,228 $ (2,786) $ 17,442 $ - $ - $ 16,006

Robust Capital Foundation TCE / TA (%) Leverage Ratio (%) CET1 Ratio (%) Total RBC Ratio (%) 4.0% Adequate + Buffer 10.5% 7.0% KBW Regional Bank Index Median PF $60M Tier 2 = 15.1%(1) Source: S&P Global Market Intelligence. Note: Company closed the acquisition of Salin Bancshares, Inc. in March 2019. Assumes a $60mm raise with a 1.50% gross spread and $400k in offering expenses for net proceeds of $58.7mm. Assumes a risk-weighting of 0.0%.

Loan Portfolio Review

Diversified and Granular Loan Portfolio Yield on Loans (%) / Total Loans ($B) Gross Loan Composition ($M) – 3/31/20 Highlights as of 3/31/20 $3.7B Portfolio is diversified and granular; with an average commercial loan size of approximately $366.3k Mortgage portfolio: 97% prime with credit score ≥670 Consumer portfolio: 95% prime, with credit scores ≥700 for 82% of portfolio and <640 for 5% Bank level CRE and Bank level C&D concentrations are 208% and 41%, respectively as of 3/31/20 Commercial loans: 58% fixed / 42% variable 12.4% of variable rate commercial loan have floors; 71% of the variable rate loans are at their floor Retained Mortgage loans: 22% fixed / 78% variable 98.3% of variable rate mortgage loans have floors; 5% of the variable rate loans are at their floor

Quality Consumer Loan Portfolio As of 3/31/20: 99.2% secured consumer loans 95.0% prime, with credit scores ≥700 for 82.0% of portfolio and <640 for 5.0% Rescored annually HELOC combined LTV limited to 89.9% Strong asset quality through end of 1Q20 30-89 days past due 0.49% NPAs 0.60% March 31, 2020 $0.7B

Prime Mortgage Loan Portfolio As of 3/31/20: 69% of production sold YTD Predominantly in-market lender Portfolio mortgages Underwriting to Fannie Mae guidelines Full documentation and employment, income and asset verification 97% prime with credit score ≥670 Strong asset quality through end of 1Q20 30-89 days past due 0.18% NPAs 1.37% Mortgage OREO consists of 6 properties totaling $336,000 $0.8B

Diversified Commercial Lending Focus on in-market sponsors in resilient markets ~$2.1 billion of commercial loans as of 3/31/20 Prudent underwriting standards Commercial NPAs 0.47% Predominantly a secured lender with recourse to owners Experienced commercial lenders (20+ years on average) Metro Areas Region 3/31/2020 Balance $ in Millions % of Portfolio Indianapolis Central Indiana $533.6 26.0% LaPorte – Porter - Lake Northern Indiana $382.6 18.6% Lafayette Central Indiana $154.9 7.5% Fort Wayne Central Indiana $133.0 6.5% Other Indiana Central Indiana $11.8 0.6% Kalamazoo Western Michigan $225.7 11.0% Grand Rapids – Holland Western Michigan $140.7 6.8% Midland Central Michigan $136.1 6.6% Lansing Central Michigan $125.9 6.1% New Buffalo – St. Joe Western Michigan $116.7 5.7% Troy Eastern Michigan $80.4 3.9% Columbus, Ohio Other $15.1 0.7% Geography at March 31, 2020 Category at March 31, 2020

Non-Owner Occupied CRE – % of Total Commercial Loans Owner Occupied CRE – % of Total Commercial Loans 54% of Total Commercial Loans $1.1 billion 21% of Total Commercial Loans $0.4 billion C&I Loans – % of Total Commercial Loans 25% of Total Commercial Loans $0.5 billion Low Levels of Concentrated Exposure Commercial Portfolio By Industry Type Note: Data as of 3/31/20.

Sectors with Escalated Monitoring Hotel, Restaurant and Retail Hotel 19 relationships with $135.3 million outstanding across 31 projects Average LTV of 50% and committed loan size of ~ $4.96 million 69% of balances in select service properties, 23% in economy properties and 8% in independent Marriott, Hilton, IGH, Wyndham, Choice Hotels and independent brands 59% in Indianapolis area Modifications of $103.3 million Restaurant 148 borrowers with $65.5 million outstanding Average committed loan size of ~ $467,000 Full-service ~ $35.6 million and limited-service ~ $30.0 million Modifications of $29.6 million Non-Owner Occupied Retail 189 borrowers with $147.1 million outstanding Average LTV 48% and committed loan size of ~ $745,000 Modifications of $64.8 million 56% Retail Strip / 18% Single Retail / 14% Restaurant Note: Modification data as of 5/31/20. Outstandings data as of 3/31/20.

Strong Asset Quality Entering 2020 $000s $000s $000s $000s CECL CECL

Key Franchise Highlights Seasoned management team – over 200 years combined banking experience Geographic diversification & exposure – strong market share in core footprint Stable Midwest markets with balanced industrial bases and growth opportunities High quality balance sheet with strong liquidity Over $1.1 billion of cash and securities as of 3/31/20 Robust capital position (12.8% Tier 1 / 13.7% Total RBC as of 3/31/20) Diversified loan portfolio and complementary, counter-cyclical revenue streams Historical run rate demonstrates strong core operating earnings power Cash flow coverage historically well in excess of fixed cost base

Appendix

Historical Financials Footnote Index included in Appendix (see slide 43 for non-GAAP reconciliation) As calculated by S&P Global Market Intelligence.

Leader In Our Core Markets Source: S&P Global Market Intelligence. Deposit data as of 6/30/19, estimated pro forma for recent or pending transactions per S&P Global Market Intelligence.

Historical and Pro Forma Interest Coverage Assumes a $60mm raise with a 1.50% gross spread and $400k in offering expenses for net proceeds of $58.7mm (0% downstreamed). Assumes a 5.50% coupon, 2.50% pre-tax reinvestment rate and straight-line amortization of offering expenses to first call for illustrative purposes only. Excludes one-time merger and restructuring charges, securities gains/losses, BOLI and other non-recurring items as listed in Company filings. Q1 2020 adjusted pre-tax income excludes provision expense primarily attributable to COVID-19 ($8.260M excess provision over Q4 2019 provision).

Footnote Index Slides 13-14 Adjusted net income and adjusted diluted EPS excludes one-time merger expenses, (gain)/loss on sale of securities, death benefit on bank owned life insurance and other one-time or non-recurring items, net of tax. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Pre-tax, pre-provision income excludes income tax expense and credit loss expense. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Adjusted net interest margin excludes acquisition-related purchase accounting adjustments. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Adjusted ROAA, Adjusted ROACE and Adjusted pre-tax, pre-provision ROAA excludes one-time merger expenses, (gain)/loss on sale of securities, death benefit on bank owned life insurance and other one-time or non-recurring items. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 15 Adjusted net interest margin excludes prepayment penalties on borrowings and acquisition-related purchase accounting adjustments. Adjusted cost of funds includes average balances of non-interest bearing deposits and excludes prepayment penalties on borrowings. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slides 36-45 Use of Non-GAAP Financial Measures Certain information set forth in the presentation materials refers to financial measures determined by methods other than in accordance with GAAP. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts, one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure.

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Footnote Index Adjusted for 3:2 stock split in 2018.

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